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                                                                      EXHBIT 23

                    Consent of Nugent & Haeussler, P.C.

        We hereby consent to the incorporation by reference in the May 11, 2001 filed Report, Form 8-K of Berkshire Bancorp, Inc, of our report dated
February 1, 2001, relating to the financial statements of GSB Financial Corporation.


                                        Sincerely,

                                        /s/ Nugent & Haeussler, P.C.
                                        ----------------------------
                                        Nugent & Haeussler, P.C.
                                        Montgomery, New York
                                        May 11, 2001